                                                        FPA PARAMOUNT FUND, INC.
                                                              SEMI-ANNUAL REPORT













[FPA LOGO]
DISTRIBUTOR


FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


                                                                  MARCH 31, 2001

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended March 31, 2001. During this period, the per share net asset value of your Fund increased 7.8%, while the Russell 2500 Index decreased 12.0%, the Standard & Poor's 500 Stock Index (S&P 500) decreased 18.8% and the Dow Jones Industrial Average decreased 6.4%. The above changes include reinvestment of all dividends and distributions during the period.

COMMENTARY

     It has now been one year since Steven Geist and I took over the management of the FPA Paramount Fund. At that time, we described the changes in strategy we planned for the Fund. We have made significant progress in implementing these changes and we would like to describe them in further detail.

     We began by selling all of the stocks remaining in Paramount's portfolio - the natural consequence of the very significant differences in investment philosophy between the current and prior managers. The liquidation process was completed in mid-May.

     We have been steadily reinvesting the proceeds of these stock sales. After the first six months we owned 26 companies and were 55% invested. At the end of the first year, through March 31, 2001, the portfolio included 32 stocks and was 75% invested. Our target companies are industry leaders, earn high returns on capital, and have good balance sheets - but sell at modest price-earnings ratios.

     These companies have financial characteristics far superior to those of the average company, as shown in the chart below, which compares Paramount's portfolio to the Russell 2500 in several key measures of financial performance and valuation.

                      10-Yr.       Return
                       EPS           on       Debt %
                      Growth       Equity     Capital     PE
                      ------       ------     -------    ----
FPA Paramount           19%          22%        29%      13x
Russell 2500            10%          14%        43%      21x

     The stocks in Paramount's portfolio have grown faster and earn higher returns, yet have less balance sheet leverage and sell at lower PE's than the average for the Index - just what we are looking for in the companies we consider for inclusion in the portfolio.

     As for the Fund's performance - so far so good. We need not point out that the past year has been a difficult one for many stocks, as the challenges of a declining economy and tech collapse created dreary performance for most stock averages. Paramount's relative performance during this period has been outstanding.

                     1Q 2001      One Year
                     -------      --------
  FPA Paramount       (2.6)%        Flat
  Russell 2500        (8.7)%      (13.5)%
  S&P 500            (11.9)%      (21.7)%
  Nasdaq             (25.5)%      (59.8)%

     Although the technology sector has been the worst for investors over the past year, with the Nasdaq declining almost 65% from its March 2000 high, we view the current environment as one of potentially great opportunity. As other investors are discarding stocks which are in many cases down 80-90% from their highs, we are sifting through the debris looking for solid, consumer-oriented businesses, with significant cash surpluses on their balance sheets, selling at unreasonably low valuations.

     Some of the names we have found include the following: SANDISK is the leading producer of flash memory cards used in digital cameras, MP3 players, PDA's (Palms, Visors, etc.), and advanced cell phones. SAWTEK is a leader in manufacturing electronic filters for cell phones and wireless base stations. PLANTRONICS is the dominant producer of telephone headsets for call centers and office workers, and is entering the fast growing mobile phone market.

     We have made initial purchases of these stocks, though we would not be surprised if we have further opportunities to buy them at lower prices. All are facing profit declines from reduced demand and lower prices stemming from excessive inventories at their customers. We believe that these problems are relatively transient and that growth will resume after a few difficult quarters.

     Another aspect of the Fund that is worth discussing again is its large tax-loss carry forward and how this can benefit shareholders. As a consequence of the liquidation of a number of prior positions at a loss, and of the shrinkage in the Fund's total size, Paramount has realized capital losses of over $180 million - a very large amount compared to its $66 million of total assets.

     As most shareholders are aware, Federal tax law requires all mutual funds to pass through to their shareowners any net realized capital gains - on which the shareowners must pay income taxes. Paramount's large tax-loss carry forward will enable it to offset any realized gains for several years and it will not have to make taxable capital gain distributions, though it will still be required to distribute dividend income. This tax deferral feature for capital gains makes your investment in Paramount similar to having an IRA or 401(k), and is a very desirable and unusual benefit for its shareholders.

  We are pleased with the restructuring of the Paramount portfolio, that is now mostly completed. We believe that the high-quality companies we are buying will produce rewarding long-term returns for shareholders, with the added benefit of tax deferred capital gains.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President & Portfolio Manager
May 1, 2001

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2001


                                                                         Shares
                                                                         ------
NET PURCHASES

COMMON STOCKS
Advanced Fibre Communications, Inc. (1).............................      6,300
Arrow Electronics, Inc. (1).........................................     40,500
Black Box Corporation...............................................     15,000
Graco Inc...........................................................      3,000
KEMET Corporation (1)...............................................     80,000
Knight Transportation, Inc. (1).....................................     40,000
IDEX Corporation....................................................     10,000
Manpower Inc........................................................      5,600
Methode Electronics, Inc. (Class A)(1)..............................     36,000
Office Depot, Inc...................................................     15,000
Plantronics, Inc. (1)...............................................     19,000
SanDisk Corporation (1).............................................     61,000
Sawtek Inc. (1).....................................................     98,000
ScanSource Inc. (1).................................................     30,000
Zebra Technologies Corporation (Class A)............................      4,200

NET SALES

COMMON STOCKS
CEC Entertainment, Inc. (2).........................................     20,000
DENTSPLY International Inc..........................................      1,000
Lancaster Colony Corporation (2)....................................     50,000
Lincare Holdings Inc. (2)...........................................     37,500
Manitowoc Company, Inc., The........................................      4,800
National Commerce Bancorporation....................................     22,500
OM Group, Inc.......................................................      1,000



(1)  Indicates new commitment to portfolio
(2)  Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001


COMMON STOCKS                                                                      Shares            Value
-----------------------------------------------------------------------------   ------------    ----------------
PRODUCER DURABLE GOODS -- 22.5%
Crane Co.....................................................................         55,000    $     1,432,750
Denison International plc (ADR)*.............................................        110,000          1,636,250
Donaldson Company, Inc.......................................................         73,000          1,948,370
Graco Inc....................................................................         93,000          2,604,000
IDEX Corporation.............................................................         50,000          1,449,000
Kaydon Corporation...........................................................         55,000          1,483,900
Manitowoc Company, Inc., The.................................................        100,200          2,484,960
Zebra Technologies Corporation (Class A)*....................................         50,000          1,906,250
                                                                                                ----------------
                                                                                                $    14,945,480
                                                                                                ----------------
BUSINESS SERVICES & SUPPLIES -- 8.8%
Bacou USA, Inc.*.............................................................         48,400    $     1,229,844
HON INDUSTRIES Inc...........................................................         65,000          1,493,050
Manpower Inc.................................................................         56,000          1,612,800
Office Depot, Inc.*..........................................................        175,000          1,531,250
                                                                                                ----------------
                                                                                                $     5,866,944
                                                                                                ----------------
TECHNOLOGY -- 8.2%
Advanced Fibre Communications, Inc.*.........................................          6,300    $        89,381
KEMET Corporation*...........................................................         80,000          1,355,200
Methode Electronics, Inc. (Class A)..........................................         36,000            645,750
Plantronics, Inc.*...........................................................         19,000            337,630
SanDisk Corporation*.........................................................         61,000          1,242,875
Sawtek Inc.*.................................................................         98,000          1,745,625
                                                                                                ----------------
                                                                                                $     5,416,461
                                                                                                ----------------
HEALTH CARE -- 6.9%
DENTSPLY International Inc...................................................         29,000    $     1,058,500
Landauer, Inc................................................................         95,000          1,984,550
Ocular Sciences, Inc.*.......................................................         85,000          1,514,062
                                                                                                ----------------
                                                                                                $     4,557,112
                                                                                                ----------------
DISTRIBUTION -- 5.9%
Arrow Electronics, Inc.*.....................................................         40,500    $       915,300
Black Box Corporation*.......................................................         45,000          2,005,313
ScanSource Inc.*.............................................................         30,000          1,020,000
                                                                                                ----------------
                                                                                                $     3,940,613
                                                                                                ----------------

MATERIALS -- 5.6%
Martin Marietta Materials, Inc...............................................         45,000    $     1,921,500
OM Group, Inc................................................................         34,000          1,810,500
                                                                                                ----------------
                                                                                                $     3,732,000
                                                                                                ----------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2001

                                                                Shares or
                                                                Principal
COMMON STOCKS - CONTINUED                                         Amount          Value
-----------------------------------------------------------   ------------    ------------
RETAILING -- 5.6%
Circuit City Stores, Inc. .................................         80,000    $    848,000
O'Reilly Automotive, Inc.* ................................        144,600       2,882,963
                                                                              ------------
                                                                              $  3,730,963
                                                                              ------------
ENTERTAINMENT -- 3.8%
Carnival Corporation ......................................         90,000    $  2,490,300
                                                                              ------------
CONSUMER DURABLE GOODS -- 2.9%
Clayton Homes, Inc. .......................................        160,000    $  1,928,000
                                                                              ------------
BANKING -- 2.7%
National Commerce Bancorporation ..........................         72,500    $  1,798,906
                                                                              ------------
TRANSPORTATION -- 1.5%
Knight Transportation, Inc.* ..............................         40,000    $    975,000
                                                                              ------------
TOTAL COMMON STOCKS-- 74.4% (Cost $47,615,063) ............                   $ 49,381,779
                                                                              ------------

SHORT-TERM INVESTMENTS -- 25.9%
Short-term Corporate Notes:
  Federal Home Loan Bank Discount Note -- 4.98% 4/6/01 ....   $ 12,000,000    $ 11,991,700
  Coca-Cola Company, The -- 5.11% 4/9/01 ..................      3,000,000       2,996,593
  American General Finance Corporation -- 4.95% 4/18/01 ...      1,000,000         997,663
State Street Bank Repurchase Agreement -- 3 3/4% 4/2/01
 (Collateralized by U.S. Treasury Bond -- 6 5/8% 2027,
 market value $1,227,887) .................................      1,201,000       1,201,250
                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $17,187,206) ...........                   $ 17,187,206
                                                                              ------------
TOTAL INVESTMENTS -- 100.3% (Cost $64,802,269) ............                   $ 66,568,985
Liabilities less other assets -- (0.3)% ...................                       (170,359)
                                                                              ------------

TOTAL NET ASSETS-- 100% ...................................                   $ 66,398,626
                                                                              ============

*  Non-income producing security

   See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2001

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $47,615,063) .....................   $  49,381,779
    Short-term investments -- at cost plus interest
      earned (maturities of 60 days or less) ............      17,187,206    $  66,568,985
                                                               ----------
  Cash ..................................................                              188
  Receivable for
    Dividends ...........................................   $      55,229
    Capital Stock sold ..................................          18,340           73,569
                                                            -------------    -------------
                                                                             $  66,642,742
LIABILITIES
  Payable for:
    Capital Stock repurchased ...........................   $      93,579
    Investment securities purchased .....................          89,381
    Advisory fees and financial services ................          24,656
    Accrued expenses ....................................          36,500          244,116
                                                            -------------    -------------

NET ASSETS ..............................................                    $  66,398,626
                                                                             =============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 8,528,405 shares ....                    $   2,132,101
  Additional Paid-in Capital ............................                      242,691,487
  Accumulated net realized loss on investments ..........                     (180,388,917)
  Distributions in excess of net investment income ......                          197,239
  Unrealized appreciation of investments ................                        1,766,716
                                                                                 ---------

NET ASSETS ..............................................                    $  66,398,626
                                                                             =============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding) ...........                    $        7.79
                                                                             =============
  Maximum offering price per share
   (100/94.75 of per share net asset value) .............                    $        8.22
                                                                             =============


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2001

INVESTMENT INCOME
    Interest ...................................................                  $   733,509
    Dividends ..................................................                      285,261
                                                                                  -----------
                                                                                  $ 1,018,770
EXPENSES
    Advisory fees ..............................................   $   255,013
    Transfer agent fees and expenses ...........................        99,516
    Financial services .........................................        35,387
    Audit fees .................................................        26,450
    Directors' fees and expenses ...............................        20,764
    Reports to shareholders ....................................        16,708
    Registration fees ..........................................        13,309
    Custodian fees and expenses ................................        11,247
    Legal fees .................................................         7,135
    Insurance ..................................................         2,285
    Other expenses .............................................         2,702
                                                                   -----------
                                                                   $   490,516
    Reimbursement from Investment Advisor ......................       (64,551)       425,965
                                                                   -----------    -----------
            Net investment income ..............................                  $   592,805
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)   $ 5,643,961
    Cost of investment securities sold .........................     3,867,794
                                                                   -----------
        Net realized gain on investments .......................                  $ 1,776,167

Unrealized appreciation of investments:
    Unrealized depreciation at beginning of period .............   $(1,207,107)
    Unrealized appreciation at end of period ...................     1,766,716
                                                                   -----------
        Unrealized appreciation of investments .................                    2,973,823
                                                                                  -----------

            Net realized and unrealized gain on investments ....                  $ 4,749,990
                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................................                  $ 5,342,795
                                                                                  ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   Six Months Ended                    Year Ended
                                                    March 31, 2001                 September 30, 2000
                                            ------------------------------    ------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
Operations:
  Net investment income .................   $     592,805                     $   1,343,380
  Net realized gain (loss) on investments       1,776,167                       (75,439,568)
  Unrealized appreciation
    of investments ......................       2,973,823                        44,534,331
                                            -------------                     -------------
Increase (decrease) in net assets
  resulting from operations .............                    $   5,342,795                     $ (29,561,857)

Distributions to shareholders from
  net investment income .................                         (981,902)                       (1,145,952)
Capital Stock transactions:
  Proceeds from Capital Stock sold ......   $  11,147,469                     $   6,739,643
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ......         876,893                         1,011,958
  Cost of Capital Stock repurchased .....     (23,221,380)     (11,197,018)     (75,029,029)     (67,277,428)
                                            -------------    -------------    -------------    -------------

Total decrease in net assets ............                    $  (6,836,125)                    $ (97,985,237)
NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $586,336 and $388,908 ..............                       73,234,751                       171,219,988
                                                             -------------                     -------------
End of period, including
  undistributed net investment income
  of $197,239 and $586,336 ..............                    $  66,398,626                     $  73,234,751
                                                             =============                     =============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ............                        1,463,172                           896,777
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions .........................                          115,078                           127,162
Shares of Capital Stock repurchased .....                       (3,040,748)                       (9,128,941)
                                                             -------------                     -------------
Decrease in Capital Stock
  outstanding ...........................                       (1,462,498)                       (8,105,002)
                                                             =============                     =============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



                                                     Six
                                                    Months
                                                     Ended                            Year Ended September 30,
                                                   March 31,      -----------------------------------------------------------------
                                                     2001            2000          1999          1998          1997          1996
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Per share operating performance:
Net asset value at beginning of period ..........  $    7.33      $    9.46     $   10.24     $   15.95     $   16.54     $   14.90
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Income from investment operations:
 Net investment income ..........................  $    0.07      $    0.13     $    0.07     $    0.16     $    0.29     $    0.30
 Net realized and unrealized gain (loss) on
    investment securities .......................       0.50          (2.17)        (0.77)        (3.77)         2.30          2.52
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations ................  $    0.57      $   (2.04)    $   (0.70)    $   (3.61)    $    2.59     $    2.82
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income ...........  $   (0.11)     $   (0.09)    $   (0.08)    $   (0.20)    $   (0.31)    $   (0.27)
 Distributions from net realized
    capital gains ...............................         --             --            --         (1.90)        (2.87)        (0.91)
                                                   ---------      ---------     ---------     ---------     ---------     ---------
  Total distributions ...........................  $   (0.11)     $   (0.09)    $   (0.08)    $   (2.10)    $   (3.18)    $   (1.18)
                                                   ---------      ---------     ---------     ---------     ---------     ---------
Net asset value at end of period ................  $    7.79      $    7.33     $    9.46     $   10.24     $   15.95     $   16.54
                                                   =========      =========     =========     =========     =========     =========
Total investment return* ........................      7.81%       (21.73)%       (6.79)%      (24.76)%        17.70%        20.42%

Ratios/supplemental data:
Net assets at end of period (in $000's) .........     66,399         73,235       171,220       385,845       830,733       683,059
Ratio of expenses to average net assets:
 Before reimbursement from Investment Adviser ...      1.38%+         1.22%         1.03%         0.92%         0.86%         0.87%
 After reimbursement from Investment Adviser ....      1.20%+         1.17%         1.03%         0.92%         0.86%         0.87%
Ratio of net investment income to average assets:
 Before reimbursement from Investment Adviser ...      1.48%+         1.18%         0.57%         1.14%         1.84%         1.94%
 After reimbursement from Investment Adviser ....      1.67%+         1.22%         0.57%         1.14%         1.84%         1.94%
Portfolio turnover rate .........................        22%+           76%           21%           68%          110%          131%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2001 is not annualized.

+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2001


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's objective is a high total investment return, including capital appreciation and income, from a diversified portfolio of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $10,589,244 for the six months ended March 31, 2001. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 2001 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2001 for federal income tax purposes was $6,088,201 and $4,321,485, respectively. The Fund currently has accumulated net realized losses in the amount of $180,388,917 which can be carried forward to offset future gains. The ability to carry these losses forward ultimately expires in 2008.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.1% of the average daily net assets for

                          NOTES TO FINANCIAL STATEMENTS
                                   Continued

any fiscal year. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2001, the Fund paid aggregate fees of $20,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2001, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,128 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

                            RESULTS OF ANNUAL MEETING


     Following is a list of matters voted upon and the results of those votes cast at the annual meeting of shareholders held October 23, 2000:

1. With respect to the election of five directors by the holder of Common Stock, $0.25 par value:

                                                   Votes For    Votes Withheld
                                                   ---------    --------------
     Eric S. Ende...........................       4,850,330        434,489
     John P. Endicott.......................       4,782,246        502,573
     Leonard Mautner........................       4,783,368        501,451
     John H. Rubel..........................       4,794,708        490,111
     John P. Shelton........................       4,800,081        484,738

2. With respect to approval of a new investment advisory agreement between the Fund and the Investment Adviser, a total of 4,735,867 shares voted for, 251,264 shares voted against and 297,687 shares abstained.

3. With respect to the selection of Ernst & Young LLP as independent auditors for the Fund for the fiscal year, a total of 4,918,586 shares voted for, 80,685 shares voted against and 285,547 shares abstained.

No broker non-votes were received with respect to any of the matters voted upon.

                             OFFICERS AND DIRECTORS

DIRECTORS

Eric S. Ende
John P. Endicott
Leonard Mautner
John H. Rubel
John P. Shelton

Joseph Lowitz, CHAIRMAN EMERITUS
John F. Allard, DIRECTOR EMERITUS


OFFICERS

Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.